MATERIAL EVENTS DURING THE REPORTING PERIOD	6 Months Ended
Jun. 30, 2026
Material Events During Reporting Period
MATERIAL EVENTS DURING THE REPORTING PERIOD

NOTE 4 - MATERIAL EVENTS DURING THE REPORTING PERIOD

A.	As of the date of this report, during 2026, the Company raised a gross amount of $7,045 through the sale of 3,007,169 ADSs (270,645,240 Ordinary Shares) pursuant to its sales agreement with A.G.P/Alliance Global Partners, as sales agent, dated June 14, 2024, at an average price of $2.34 per ADS. After deducting issuance costs, the Company raised a net amount of $6,772 pursuant to the sales agreement.

B.	On February 26, 2026, the Company changed the ratio of its ADSs to ordinary shares from one ADS representing 30 ordinary shares to one ADS representing 90 ordinary shares. The change in the ADS ratio did not affect the number of the Company’s outstanding ordinary shares or the underlying ownership interests of ADS holders.